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                                                                    EXHIBIT 10.5



                                 PROMISSORY NOTE


$876,823                                                      February 22, 2002
                                                          San Diego, California

                                    RECITALS


     A. Under the terms of that certain Purchase and Sale Agreement, dated as of November 26, 2001, by and between BPP/Arrowhead, L.P., a Delaware limited partnership ("SELLER"), and LAV, LLC, a Delaware limited liability company ("PURCHASER"), as amended by that certain First Amendment to Purchase and Sale Agreement and Joint Escrow Instructions, dated February 12, 2002 (as amended, the "PURCHASE AGREEMENT"), Seller agreed to provide to Purchaser a credit against the purchase price in the amount of $1,500,000 for certain repair work described therein, and to cause its affiliate Burnham Pacific Properties, Inc., a Maryland corporation, to lend $500,000 to Purchaser for such repair work.

     B. Seller has previously deposited funds into certain impound and escrow accounts held by the lender of the Existing Indebtedness (as defined in the Purchase Agreement). Purchaser has agreed to repay Seller for such deposits in the amount of $376,823.

     C. Scott C. Verges and Daniel B. Platt, who are members of Purchaser, have agreed to repay $876,823 to Lender (as defined below) in accordance with the terms set forth below in this Promissory Note.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by Purchaser, Purchaser agrees to the following terms:

     1. PRINCIPAL.

        For value received, in installments as herein provided, SCOTT C. VERGES and DANIEL B. PLATT (collectively, "BORROWER"), jointly and severally promise to pay to the order of BURNHAM PACIFIC PROPERTIES, INC., a Maryland corporation ("LENDER") and its successors and assigns, at its office at 110 West A Street, Suite 900, San Diego, California 92101, or at such other place as the holder hereof may from time to time designate in writing, the principal sum of Eight Hundred Seventy-Six Thousand Eight Hundred Twenty-Three Dollars and 00/100 Dollars ($876,823).


     2. PAYMENTS; MATURITY DATE.

        Borrower shall make thirty (30) payments to Lender at the address set forth above in the amount of $29,227.43 on the first day of each month commencing on April 1, 2002 and ending on September 1, 2004 (the "MATURITY DATE"). If the first day of any month falls on a


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        day that is not a day on which federally chartered banks are open for business in California (a "BUSINESS DAY"), payment must be made on the next succeeding Business Day.

     3. INTEREST RATE.

        Except during the occurrence of an Event of Default hereunder, the outstanding principal balance hereunder shall bear no interest.


     4. PREPAYMENT.

        Borrower shall have the right to prepay the amount due under this Note at any time without penalty or fee.


     5. LAWFUL MONEY.

        Principal and any default interest are payable in lawful money of the United States of America.


     6. LATE CHARGES.

        If any payment is five or more days overdue, Lender will have the option to assess a late charge of six cents for each dollar so overdue. In connection therewith, Borrower and Lender agree as follows:

            (a) Because of such late payment, Lender will incur certain costs and expenses including, without limitation, administrative costs, collection costs, loss of interest, and other direct and indirect costs in an uncertain amount;

            (b) It would be impractical or extremely difficult to fix the exact amount of such costs in such event;

            (c) The late charge is a reasonable and good faith estimate of such costs; and

            (d) Such late charge will constitute liquidated damages caused by such failure to make a payment of interest or principal when due but only to the extent such late charge is assessed by Lender, paid by Borrower and accepted by Lender and only upon the condition that such failure is completely cured concurrently with such payment. The assessment of a late charge to any such late payment as described in this SECTION 6 will not be interpreted or deemed to extend the period for payment or otherwise limit any of Lender's remedies hereunder.




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     7. EVENT OF DEFAULT

        Borrower's failure to pay any sum due hereunder when due pursuant to the terms hereof will be deemed an event of default ("EVENT OF DEFAULT") hereunder.


     8. REMEDIES.

        Upon the occurrence of an Event of Default, at the option of Lender, the entire balance of principal together with all accrued interest thereon will, without demand or notice, shall immediately become due and payable and so long as such Event of Default continues the entire balance of principal shall bear interest at the rate of ten percent (10%) per year. No delay or omission on the part of the holder hereof in exercising any right under this Note will operate as a waiver of such right.


     9. WAIVER.

        Borrower hereby waives diligence, presentment, protest and demand, notice of protest, dishonor and nonpayment of this Note, and expressly agrees that, without in any way affecting the liability of Borrower hereunder, Lender may extend any maturity date or the time for payment of any installment due hereunder, release any party liable hereunder and release any security hereafter securing this Note. Borrower further waives, to the full extent permitted by law, the right to plead any and all statutes of limitations as a defense to any demand on this Note or on other agreement hereafter securing this Note.


     10. ATTORNEYS' FEES.

        If this Note is not paid when due or if any Event of Default occurs, Borrower promises to pay all costs of enforcement and collection, including, without limitation, reasonable attorneys' fees, whether or not any action or proceeding is brought to enforce the provisions hereof.


     11. SEVERABILITY.

        Every provision of this Note is intended to be severable. If any term or provision hereof is declared by a court of competent jurisdiction, to be illegal or invalid for any reason whatsoever, such illegality or invalidity will not affect the balance of the terms and provisions hereof, which terms and provisions will remain binding and enforceable.


     12. NUMBER AND GENDER.

        In this Note the singular includes the plural and the masculine includes the feminine and neuter gender, and vice versa, if the context so requires.


     13. HEADINGS.

        Headings at the beginning of each numbered Paragraph of this Note are intended solely for convenience and are not to be deemed or construed to be a part of this Note.



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     14. CHOICE OF LAW.

        THIS NOTE IS GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.


     15. WAIVER OF JURY TRIAL.

        Borrower waives trial by jury with respect to any action, claim, suit or proceeding in respect of or arising out of this Note and/or the conduct of the relationship between Lender and Borrower. Borrower has obtained the advice of its legal counsel before signing this Note and acknowledges that it voluntarily agreed to the foregoing provision with full knowledge of its significance and legal consequence.


     16. CONSENT TO VENUE.

        Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement and/or the conduct of the relationship between Lender and Borrower, in any state or federal court in the State of California. Borrower hereby irrevocably waives, to the fullest extent permitted by law, the defense of any inconvenient forum to the maintenance of such action or proceeding in any such court.

     17. JOINT AND SEVERAL LIABILITY

        Scott C. Verges and Daniel B. Platt shall be jointly and severally liable for the obligations of Borrower hereunder.

     18. MARRIED PERSONS

        Scott C. Verges and Daniel B. Platt hereby agree that recourse may be had against each of their respective separate property as well as their respective community property for all of the obligations hereunder.

     19. PLEDGE

        The obligations of Borrower hereunder shall be secured by a pledge of membership interests in LAV, LLC and/or in Verges/Platt Manager, Inc. (and/or in its parent entities) to the extent permitted under the loan documents governing the Existing Indebtedness (as defined in the Purchase Agreement).



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     20. COUNTERPARTS

        This Note may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. The signature pages of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon provided such signature page is attached to any other counterpart identical thereto except having additional signature pages executed by other parties to this Note attached thereto.

                         [signatures on following pages]


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     IN WITNESS WHEREOF, Borrower has signed this Note and delivered this Note to Lender as of the date first written above.



                                /S/ SCOTT C. VERGES
                                -----------------------------------------------
                                Scott C. Verges




                                /S/ DANIEL B. PLATT
                                -----------------------------------------------
                                Daniel B. Platt


CONSENT OF SPOUSES:

The undersigned have had the opportunity to read the foregoing Note and to consult with their legal counsel as they considered necessary or desirable. The undersigned understand that their respective community property shall be subject to the obligations under this Note but that their respective sole and separate property, if any, shall not be subject to such obligations under this Note.

                                /S/ CYNTHIA VERGES
                                -----------------------------------------------
                                Cynthia Verges


                                /S/ BONNIE PLATT
                                -----------------------------------------------
                                Bonnie Platt